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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of earliest event reported: August 10, 2005

                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)


  British Columbia, Canada             000-1708                    N/A
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



             887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
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             (Address of Principal Executive Offices)     (Zip Code)


                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

            On August 10, 2005, Paul Hastings, President and Chief Executive Officer of QLT Inc., announced the appointment of Cameron Nelson as Vice President, Finance and Chief Financial Officer.

            Mr. Nelson joined QLT in May 2000 as Associate Director, Financial Analysis and Planning and has made many contributions to QLT over the past five years. Based on his excellent performance in the role he was promoted to Director, Financial Analysis and Planning in January 2002 and continuing excellence warranted a further promotion to the position of Senior Director, Financial Reporting & Planning which he held until his recent promotion to Vice President, Finance. Cam holds a Master of Business Administration from Dartmouth College and a Bachelor of Commerce from the University of British Columbia.

            The full text of the press release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01   EXHIBITS

            Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Number      Description

99.1             Press Release dated August 10, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QLT INC.
                                     (Registrant)



                                     By:  /s/ Paul J. Hastings
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                                          Paul J. Hastings
                                          President and Chief Executive Officer

Dated: August 10, 2005